Exhibit 99.1

AEGION

Stronger. Safer. Infrastructure.

November 1, 2017
St. Louis, Missouri

AEGION CORPORATION REPORTS 2017 THIRD QUARTER FINANCIAL RESULTS

End market strength and strategic actions underpin expectations for improved financial outlook for 2018

- Q3'17 loss per diluted share was $2.23 compared to income of $0.34 per diluted share in Q3'16. Adjusted (non-GAAP)[1] Q3'17 earnings per diluted share were $0.32 compared to $0.32 in Q3'16. Unadjusted results per diluted share include after-tax charges for restructuring and divestiture activities of $0.21 and impairment of intangibles of $2.34.
- New orders for the first nine months of 2017 increased 26.2 percent to $1.1 billion compared to $867 million in the prior year period. Contract backlog as of September 30, 2017 was $756 million, an increase of $141 million from contract backlog at September 30, 2016, each excluding backlog for the large deepwater pipe coating and insulation project, which was substantially completed in Q2'17.
- Cash flow from operating activities in Q3'17 provided $34 million versus $27 million provided in Q3'16.
- The Company's Board of Directors has approved a $40 million open market share repurchase program for 2018.

[1]Adjusted (non-GAAP) results exclude certain charges related to the Company's restructuring efforts, goodwill impairment, definite-lived intangible asset impairment, acquisition and divestiture activities and release of reserves related to pre-acquisition matters related to Brinderson L.P. Reconciliation of adjusted results begins on page 8.

Q3 2017 HIGHLIGHTS

- Infrastructure Solutions Q3'17 adjusted operating margin rebounded to 9.9 percent compared to 5.8 percent in Q2'17, despite approximately $5 million of losses from portions of the business subject to restructuring actions. Operations in Denmark, Australia, and Fyfe N. America are being restructured within Infrastructure Solutions.
- Corrosion Protection adjusted operating income doubled from Q3'16 on improved performance from international activity.
- Energy Services revenues grew 19.2 percent and operating profits improved by $1.2 million from Q3'16 adjusted results based on growth in maintenance and turnaround services.
- Restructuring and cost savings initiatives are expected to generate cost reductions in excess of $17 million in 2018.

"Continued momentum across key markets for all three Segments resulted in strong order intake and revenues for Q3 and YTD 2017. Backlog remains as strong as we have seen in recent history.

Losses of approximately $0.10 per share in the portions of Infrastructure Solutions being restructured created a significant drag on Q3 profits resulting in flat adjusted EPS versus 2016. The restructuring activities are expected to be substantially completed in 2017 with the affected businesses returning to profitability in early 2018. We expect to close out 2017 with adjusted EPS for the full year to be largely in line with 2016 adjusted results.

Based on the combination of the backlog position, continued strength across our key markets and the results of the restructuring activity, we expect profitability to improve significantly in 2018."

Charles R. Gordon, President and Chief Executive Officer



Revenues
$308.5
$341.9
10.8%
Q3'16
Q3'17
Gross Profit
$66.3
$73.4
10.7%
$66.4
$73.4
10.5%
Operating Income (Loss)
$20.5
$(95.5)
$(75.0)
$19.4
$20.1
$0.7
in USD millions, except percentages
– GAAP results
– Adjusted (non-GAAP)1 results
Gross Margin
21.5%
21.5%
21.5%
21.5%
Operating Margin
6.6%
(21.9)%
6.3%
5.9%

INFRASTRUCTURE SOLUTIONS DELIVERED STRONG PROFITABILITY AND ROBUST ORDERS


Revenues
$158.6
$174.2
9.8%
Q3'16
Q3'17


Gross Profit
$40.6
$41.2
1.5%
$40.6
$41.2
1.5%
Q3'16
Q3'17
Q3'16
Q3'17


Operating Income (Loss)
$18.6
$(92.4)
$(73.8)
$18.5
$17.3
$(1.2)
Q3'16
Q3'17
Q3'16
Q3'17

in USD millions, except percentages


– GAAP results
– Adjusted (non-GAAP) results


Gross Margin
25.6%
23.6%
25.6%
23.6%
Q3'16
Q3'17
Q3'16
Q3'17


Operating Margin
11.7%
(42.4)%
11.7%
9.9%
Q3'16
Q3'17
Q3'16
Q3'17

Q3 2017 Highlights

- North American CIPP rehabilitation delivered another quarterly record for revenues and contribution to segment adjusted operating income, inclusive of a $3.9 million royalty income settlement.
- CIPP contracting operations in Australia and Denmark, coupled with the Tyfo® Fibrwrap® North American operations, all undergoing restructuring actions, experienced year-over-year gross profit declines of $5.5 million.
- New orders for Infrastructure Solutions for the first nine months of 2017 reached $527.1 million, an increase of 21.0 percent from the first nine months of 2016.

Strength in customer orders for North American CIPP expected to continue, creating a solid foundation for growth in 2018. Segment profitability also expected to improve through the realization of the benefits of restructuring.

2017 Outlook

Revenues for Infrastructure Solutions are expected to grow faster than the three-year low to mid-single digit growth target at modestly lower operating margins than the 9.8 percent achieved in the full year of 2016.

- Contract backlog at September 30, 2017 remains at near historical highs, even after the strongest revenue quarter in the segment's history.
- Gross profit margins in backlog for North American CIPP remain in line with prior quarter.
- Restructuring actions are expected to drive return to profitability in underperforming business units in 2018.


Infrastructure Solutions
Contract Backlog
$312.2
$358.5
14.8%
9/30/16
9/30/17

in USD millions, except percentage

CORROSION PROTECTION ADJUSTED OPERATING PERFORMANCE IMPROVED ON STRONG INTERNATIONAL RESULTS



Revenues
$95.1
$102.3
7.6%
Q3'16
Q3'17
Gross Profit
$18.4
$23.1
25.5%
$18.5
$23.1
24.7%
Q3'16
Q3'17
Q3'16
Q3'17
Operating Income (Loss)
$0.5
$(3.2)
$(2.7)
$0.7
$1.4
$0.7
Q3'16
Q3'17
Q3'16
Q3'17
Gross Margin
19.3%
22.5%
19.5%
22.6%
Q3'16
Q3'17
Q3'16
Q3'17
Operating Margin
0.5%
(2.6)%
0.7%
1.3%
Q3'16
Q3'17
Q3'16
Q3'17
in USD millions, except percentages
– GAAP results
– Adjusted (non-GAAP) results

Q3 2017 Highlights

- New orders for Q3'17 increased 4.9 percent to $94 million vs. Q3'16.
- Q3'17 adjusted operating income increased from Q3'16, on increased activity in coatings and insulation, internal and external pipe weld coating services and Tite Liner® linings.
- Performance in U.S. cathodic protection improved during Q3'17 compared to a challenging 1H'17. Restructuring activities in Canada were completed during the quarter.

Corrosion Protection is well positioned for improved performance in 2018, excluding the contribution from the large deepwater project in 2017. The segment is expected to replace a significant portion of the contribution from the large deepwater project based on strong backlog across the platform. Positive momentum in Cathodic Protection's global performance is expected to continue after actions to improve execution in the U.S. and favorable impacts of restructuring in Canada.

2017 Outlook

Corrosion Protection outlook for full year 2017 remains intact. Revenues are expected to grow mid-teens with mid-single digit operating margins driven principally by the successful execution of the deepwater project in 1H'17 and performance improvements across the platform.

- Backlog was 46.8 percent higher than Q3'16 backlog, excluding the deepwater project. Backlog declined modestly during Q3'17 from June 30, 2017, driven by stronger revenue generation in all product and service offerings.
- Cathodic protection margins are expected to continue to recover in Q4'17.
- Recent large project awards for robotic weld coating services, along with Tite Liner® lining, will start execution in Q4'17, with the majority of the work to be performed in 2018.



Corrosion Protection
Contract Backlog
– Large deepwater project
– Remaining
$254.5
(25.1)%
$190.7
$128.7
$6.0
$125.8
$184.7
46.8%
9/30/16
9/30/17
in USD millions, except percentage

ENERGY SERVICES DELIVERED THE THIRD CONSECUTIVE QUARTER OF YEAR OVER YEAR PROFIT GROWTH



Revenues
$54.9
$65.4
19.2%
Q3'16
Q3'17
Gross Profit
$7.4
$9.2
24.6%
$7.4
$9.2
24.6%
Q3'16
Q3'17
Q3'16
Q3'17
Operating Income
$1.4
$1.4
$0.0
$0.2
$1.4
$1.2
Q3'16
Q3'17
Q3'16
Q3'17
Gross Margin
13.4%
14.0%
13.4%
14.0%
Q3'16
Q3'17
Q3'16
Q3'17
Operating Margin
2.6%
2.2%
0.4%
2.2%
Q3'16
Q3'17
Q3'16
Q3'17
in USD millions, except percentages
– GAAP results
– Adjusted (non-GAAP) results

Q3 2017 Highlights

- The 19.2 percent increase in Q3'17 revenues resulted from growth across all three service lines (maintenance, turnaround and construction).
- Gross margin performance was the strongest quarterly result in three years, on continued improvements in labor utilization and greater mix of higher value services.
- New orders for Q3'17 increased 52.0 percent to $81.6 million compared to Q3'16, driven largely by expanded base maintenance services.

Market conditions remain favorable, with expected continued growth in base maintenance activities, improving share of services with existing customers, and strong turnaround activities in 2018.

2017 Outlook

Energy Services is expected to deliver better than originally planned results for 2017, with anticipated growth in revenues of more than 15 percent, and operating margins nearing 2.5 percent. In 2017, revenue growth is expected to double the Segment's annual growth objective.

- Backlog as of September 30, 2017 was the highest since 2015, with increases across maintenance, construction and turnaround services.
- Construction and turnaround services are expected to be strong in Q4'17 and early 2018, which will complement the base of recurring maintenance services.



Energy Services
Contract Backlog
$177.2
$213.0
20.2%
9/30/16
9/30/17

in USD millions, except percentage

Represents expected unrecognized revenues to be realized under long-term Master Service Agreements and other signed contracts, limited to the next 12 months of expected revenues.

STRATEGIC ACTIONS

- In August 2017, the Company announced a series of strategic actions intended to generate more predictable and sustainable long-term earnings growth. Activity during the third quarter included:
  - Restructuring activities associated with the decision to exit the Infrastructure Solutions' North American activity for non-pressure pipe contracting applications of the Tyfo® Fibrwrap® system.
  - A detailed assessment of the CIPP contracting operations in Australia and Denmark that resulted in added restructuring actions. Activities will include consolidation of regional offices and realignment of management and support staff to match anticipated regional market activity.
  - Restructuring activities associated with Corrosion Protection's operations in Canada, which also included downsizing activities reflecting current and anticipated market conditions.
  - Implementation of other cost savings initiatives across the Company.
- Total restructuring charges of $6.7 million were incurred in the third quarter of 2017 related to the above actions. Total costs associated with the restructuring actions are estimated to be between $12 and $15 million, most of which are expected to be cash charges, and incurred in the second half of 2017 and the first quarter of 2018.
- During the quarter, there were no significant cost reductions generated due to timing of the actions. The Company expects to generate annual cost reductions in excess of $17 million from restructuring actions and other cost reduction initiatives, most of which are expected to be fully realized in 2018.
- As part of the repositioning of the Infrastructure Solutions' Tyfo® Fibrwrap® system operations in North America, an impairment assessment was performed for the long-lived assets and goodwill associated with the Fyfe reporting unit. As a result, an impairment charge of $86 million was recorded in the third quarter of 2017, of which $45 million related to goodwill and $41 million related to intangible assets. A reduction in annual amortization of intangibles of $2.8 million began on August 1, 2017.

2018 STOCK REPURCHASE PROGRAM

On October 25, 2017, Aegion's Board of Directors authorized a program to repurchase up to $40.0 million of the Company's common stock in 2018 in open market transactions. The Company is currently executing a repurchase program that will expire on December 31, 2017 or, if earlier, upon the exhaustion of the Company's 2017 $40.0 million authorization.

Aegion will effect the 2018 $40.0 million repurchase program through one or more trading plans established in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934. Rule 10b5-1 permits Aegion's designated broker to continue to purchase shares on Aegion's behalf even during periods when Aegion is in possession of undisclosed earnings or other material, non-public information about the Company pursuant to pre-arranged parameters instituted during an open window period. Share repurchases can be made on the open market or otherwise. The new repurchase program will expire on December 31, 2018 or, if earlier, upon the repurchase of $40.0 million of the Company's stock under the new repurchase program.

The new stock repurchase program will be effected in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, which includes certain restrictions including one with respect to the number of shares that may be purchased in a single day (subject to certain exceptions for block purchases) based on the average daily trading volume of the Company's shares on the Nasdaq Global Select Market during the four calendar weeks preceding the week in which a purchase is to be effected.

As required under the federal securities laws, Aegion will report in each of its quarterly reports and in its annual report repurchases of shares by month for the most recently completed quarter, including the average prices paid and the approximate dollar value of the shares yet to be purchased under the program.

About Aegion Corporation (NASDAQ: AEGN)
Aegion combines innovative technologies with market-leading expertise to maintain, rehabilitate and strengthen infrastructure around the world. Since 1971, the Company has played a pioneering role in finding innovative solutions to rehabilitate aging infrastructure, primarily pipelines in the wastewater, water, energy, mining and refining industries. Aegion also maintains the efficient operation of refineries and other industrial facilities. Aegion is committed to Stronger. Safer. Infrastructure.® More information about Aegion can be found at www.aegion.com.

Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Aegion's forward-looking statements in this news release represent its beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to Aegion and on management's beliefs, assumptions, estimates or projections and are not guarantees of future events or results. When used in this document, the words "anticipate," "estimate," "believe," "plan," "intend, "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of Aegion's Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission on March 1, 2017, and in subsequently filed documents. In light of these risks, uncertainties and assumptions, the forward-looking events may not occur. In addition, Aegion's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, Aegion does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by Aegion from time to time in Aegion's filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by Aegion in this news release are qualified by these cautionary statements.

About Non-GAAP Financial Measures
Aegion has presented certain information in this release excluding certain items that impacted income, expense and earnings per share from continuing operations. The adjusted earnings per share in the quarters and nine-month periods ended September 30, 2017 and 2016 exclude charges related to the Company's restructuring efforts, goodwill impairment, definite-lived intangible asset impairment, acquisition and divestiture activities and the release of reserves related to pre-acquisition matters related to Brinderson L.P.

Aegion management uses such non-GAAP information internally to evaluate financial performance for Aegion's operations because Aegion's management believes such non-GAAP information allows management to more accurately compare Aegion's ongoing performance across periods. As such, Aegion's management believes that providing non-GAAP financial information to Aegion's investors is useful because it allows investors to evaluate Aegion's performance using the same methodology and information used by Aegion management.

Aegion®, Fibrwrap®, Tite Liner®, Tyfo® and the associated logos are the registered trademarks of Aegion Corporation and its affiliates.(AEGN-ER)

CONTACT: Aegion Corporation
David A. Martin, Executive Vice President and Chief Financial Officer
(636) 530-8000

AEGION CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(in thousands, except share and per share information)

	For the Quarters Ended September 30,		For the Nine Months Ended September 30,	
	2017	**2016**	**2017**	**2016**
Revenues	$ 341,872	$ 308,524	$ 1,021,520	$ 900,118
Cost of revenues	268,430	242,206	800,898	718,196
Gross profit	73,442	66,318	220,622	181,922
Operating expenses	54,610	45,277	165,465	146,808
Goodwill impairment	45,390	—	45,390	—
Definite-lived intangible asset impairment	41,032	—	41,032	—
Acquisition and divestiture expenses	1,980	324	2,513	2,059
Restructuring and related charges	5,439	212	5,439	8,544
Operating income (loss)	(75,009)	20,505	(39,217)	24,511
Other income (expense):				
Interest expense	(3,962)	(3,825)	(12,014)	(11,081)
Interest income	33	37	117	197
Other	(798)	288	(1,593)	(1,183)
Total other expense	(4,727)	(3,500)	(13,490)	(12,067)
Income (loss) before taxes on income	(79,736)	17,005	(52,707)	12,444
Taxes (benefit) on income (loss)	(5,954)	5,218	1,144	1,413
Net income (loss)	(73,782)	11,787	(53,851)	11,031
Non-controlling interests (income) loss	546	280	(2,414)	666
Net income (loss) attributable to Aegion Corporation	$ (73,236)	$ 12,067	$ (56,265)	$ 11,697
Earnings (loss) per share attributable to Aegion Corporation:				
Basic	$ (2.23)	$ 0.35	$ (1.69)	$ 0.33
Diluted	$ (2.23)	$ 0.34	$ (1.69)	$ 0.33
Weighted average shares outstanding - Basic	32,905,142	34,462,579	33,363,472	34,977,469
Weighted average shares outstanding - Diluted	32,905,142	34,980,990	33,363,472	35,440,031

AEGION CORPORATION AND SUBSIDIARIES
STATEMENT OF OPERATIONS RECONCILIATION
(Unaudited) (Non-GAAP)
(in thousands, except share and per share information)

For the Quarter Ended September 30, 2017

	As Reported (GAAP)	Restructuring Charges (1)	Long-Lived Asset and Goodwill Impairments (2)	Acquisition/ Divestiture Related Expenses (3)	As Adjusted (Non-GAAP)
Affected Line Items:					
Cost of revenues	$ 268,430	$ —	$ —	$ —	$ 268,430
Gross profit	73,442	—	—	—	73,442
Operating expenses	54,610	(1,258)	—	—	53,352
Goodwill impairment	45,390	—	(45,390)	—	—
Definite-lived intangible asset impairment	41,032	—	(41,032)	—	—
Acquisition and divestiture expenses	1,980	—	—	(1,980)	—
Restructuring and related charges	5,439	(5,439)	—	—	—
Operating income (loss)	(75,009)	6,697	86,422	1,980	20,090
Income (loss) before taxes (benefit)	(79,736)	6,697	86,422	1,980	15,363
Taxes (benefit) on income (loss)	(5,954)	959	9,214	800	5,019
Net income (loss)	(73,782)	5,738	77,208	1,180	10,344
Net income (loss) attributable to Aegion Corporation	(73,236)	5,738	77,208	1,180	10,890
Diluted earnings (loss) per share:					
Net income (loss) attributable to Aegion Corporation	$ (2.23)	$ 0.17	$ 2.34	$ 0.04	$ 0.32

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for operating expenses of $1,258 primarily related to wind-down and other restructuring-related charges; and (ii) pre-tax restructuring and related charges of $5,439 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs. The vast majority of restructuring charges relate to the 2017 Restructuring.

(2) Includes non-GAAP adjustments related to pre-tax charges for: (i) goodwill impairment of $45,390 for the Fyfe reporting unit; and (ii) definite-lived intangible asset impairment of $41,032 for Fyfe North America.

(3) Includes non-GAAP adjustments primarily related to expenses incurred in connection with the Company's acquisition of Environmental Techniques and the Company's planned divestiture of Bayou.

AEGION CORPORATION AND SUBSIDIARIES
STATEMENT OF OPERATIONS RECONCILIATION
(Unaudited) (Non-GAAP)
(in thousands, except share and per share information)

For the Quarter Ended September 30, 2016

	As Reported (GAAP)	Restructuring Charges (1)	Acquisition-Related Expenses (2)	Reversal of Contingency Reserve (3)	As Adjusted (Non-GAAP)
Affected Line Items:					
Cost of revenues	$ 242,206	$ (130)	$ —	$ —	$ 242,076
Gross profit	66,318	130	—	—	66,448
Operating expenses	45,277	(584)	—	2,336	47,029
Acquisition-related expenses	324	—	(324)	—	—
Restructuring and related charges	212	(212)	—	—	—
Operating income	20,505	926	324	(2,336)	19,419
Other income (expense):					
Other	288	(1)	—	—	287
Income before taxes on income	17,005	925	324	(2,336)	15,918
Taxes on income	5,218	499	79	(878)	4,918
Net income	11,787	426	245	(1,458)	11,000
Net income attributable to Aegion Corporation	12,067	426	245	(1,458)	11,280
Diluted earnings per share:					
Net income attributable to Aegion Corporation	$ 0.34	$ 0.01	$ 0.01	$ (0.04)	$ 0.32

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $130 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $584 related to wind-down and other restructuring-related charges; (iii) pre-tax restructuring and related charges of $212 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs; and (iv) pre-tax restructuring charges for other expense of $1 related to the release of cumulative currency translation adjustments. The vast majority of restructuring charges relate to the 2016 Restructuring.

(2) Includes non-GAAP adjustments related to expenses incurred in connection with the Company's acquisitions of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions, and other potential acquisition activity pursued by the Company during the quarter.

(3) Includes the reversal of a pre-tax contingency reserve established as part of the opening balance sheet for the acquisition of Brinderson L.P.

AEGION CORPORATION AND SUBSIDIARIES
STATEMENT OF OPERATIONS RECONCILIATION
(Unaudited) (Non-GAAP)
(in thousands, except share and per share information)

For the Nine Months Ended September 30, 2017

	As Reported (GAAP)	Restructuring Charges (1)	Long-Lived Asset and Goodwill Impairments (2)	Acquisition/ Divestiture Related Expenses (3)	As Adjusted (Non-GAAP)
Affected Line Items:					
Cost of revenues	$ 800,898	$ (156)	$ —	$ —	$ 800,742
Gross profit	220,622	156	—	—	220,778
Operating expenses	165,465	(1,292)	—	—	164,173
Goodwill impairment	45,390	—	(45,390)	—	—
Definite-lived intangible asset impairment	41,032	—	(41,032)	—	—
Acquisition and divestiture expenses	2,513	—	—	(2,513)	—
Restructuring and related charges	5,439	(5,439)	—	—	—
Operating income (loss)	(39,217)	6,887	86,422	2,513	56,605
Income (loss) before taxes (benefit)	(52,707)	6,887	86,422	2,513	43,115
Taxes on income (loss)	1,144	1,194	9,214	908	12,460
Net income (loss)	(53,851)	5,693	77,208	1,605	30,655
Net income (loss) attributable to Aegion Corporation	(56,265)	5,693	77,208	1,605	28,241
Diluted earnings (loss) per share:					
Net income (loss) attributable to Aegion Corporation	$ (1.69)	$ 0.17	$ 2.30	$ 0.05	$ 0.83

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $156 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $1,292 primarily related to wind-down and other restructuring-related charges; and (iii) pre-tax restructuring and related charges of $5,439 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs. The vast majority of restructuring charges relate to the 2017 Restructuring.

(2) Includes non-GAAP adjustments related to pre-tax charges for: (i) goodwill impairment of $45,390 for the Fyfe reporting unit; and (ii) definite-lived intangible asset impairment of $41,032 for Fyfe North America.

(3) Includes non-GAAP adjustments primarily related to expenses incurred in connection with the Company's acquisition of Environmental Techniques and the Company's planned divestiture of Bayou.

AEGION CORPORATION AND SUBSIDIARIES
STATEMENT OF OPERATIONS RECONCILIATION
(Unaudited) (Non-GAAP)
(in thousands, except share and per share information)

For the Nine Months Ended September 30, 2016

	As Reported (GAAP)	Restructuring Charges (1)	Acquisition-Related Expenses (2)	Reversal of Contingency Reserve (3)	As Adjusted (Non-GAAP)
Affected Line Items:					
Cost of revenues	$ 718,196	$ (175)	$ (3,572)	$ —	$ 714,449
Gross profit	181,922	175	3,572	—	185,669
Operating expenses	146,808	(5,343)	—	2,336	143,801
Acquisition-related expenses	2,059	—	(2,059)	—	—
Restructuring and related charges	8,544	(8,544)	—	—	—
Operating income	24,511	14,062	5,631	(2,336)	41,868
Other income (expense):					
Other	(1,183)	248	—		(935)
Income before taxes on income	12,444	14,310	5,631	(2,336)	30,049
Taxes on income	1,413	4,873	1,710	(878)	7,118
Net income	11,031	9,437	3,921	(1,458)	22,931
Net income attributable to Aegion Corporation	11,697	9,437	3,921	(1,458)	23,597
Diluted earnings per share:					
Net income attributable to Aegion Corporation	$ 0.33	$ 0.27	$ 0.11	$ (0.04)	$ 0.67

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $175 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $5,343 related to wind-down and other restructuring-related charges; (iii) pre-tax restructuring and related charges of $8,544 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs; and (iv) pre-tax restructuring charges for other expense of $248 related to the release of cumulative currency translation adjustments. The vast majority of restructuring charges relate to the 2016 Restructuring.

(2) Includes the following non-GAAP adjustments: (i) inventory step up expense of $3,572 for cost of revenues recognized as part of the accounting for business combinations in connection with the Company's acquisition of Underground Solutions; and (ii) expenses of $2,059 incurred in connection with the Company's acquisitions of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions, and other potential acquisition activity pursued by the Company during the period.

(3) Includes the reversal of a pre-tax contingency reserve established as part of the opening balance sheet for the acquisition of Brinderson L.P.

Segment Reporting

Infrastructure Solutions

(in thousands)

	Quarter Ended September 30, 2017			Quarter Ended September 30, 2016		
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (2)	As Adjusted (Non-GAAP)
Revenues	$ 174,161	$ —	$ 174,161	$ 158,562	$ —	$ 158,562
Cost of revenues	132,972	15	132,987	117,996	—	117,996
Gross profit	41,189	(15)	41,174	40,566	—	40,566
Gross profit margin	23.6 %		23.6%	25.6%		25.6%
Operating expenses	25,045	(1,158)	23,887	21,646	416	22,062
Goodwill impairment	45,390	(45,390)	—	—	—	—
Definite-lived intangible asset impairment	41,032	(41,032)	—	—	—	—
Acquisition and divestiture expenses	118	(118)	—	324	(324)	—
Restructuring and related charges	3,390	(3,390)	—	23	(23)	—
Operating income (loss)	(73,786)	91,073	17,287	18,573	(69)	18,504
Operating margin	(42.4)%		9.9%	11.7%		11.7%

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; (ii) impairment charges to goodwill and definite-lived intangible assets related to the Fyfe reporting unit; and (iii) acquisition expenses incurred primarily in connection with the Company's acquisition of Environmental Techniques.

(2) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; and (ii) acquisition expenses incurred primarily in connection with the Company's acquisition of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions.

Corrosion Protection

(in thousands)

	Quarter Ended September 30, 2017			Quarter Ended September 30, 2016		
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (2)	As Adjusted (Non-GAAP)
Revenues	$ 102,276	$ —	$ 102,276	$ 95,084	$ —	$ 95,084
Cost of revenues	79,213	(15)	79,198	76,710	(130)	76,580
Gross profit	23,063	15	23,078	18,374	130	18,504
Gross profit margin	22.5 %		22.6%	19.3%		19.5%
Operating expenses	21,811	(100)	21,711	17,842	(28)	17,814
Acquisition and divestiture expenses	1,862	(1,862)	—	—	—	—
Restructuring and related charges	2,049	(2,049)	—	19	(19)	—
Operating income (loss)	(2,659)	4,026	1,367	513	177	690
Operating margin	(2.6)%		1.3%	0.5%		0.7%

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; and (ii) expenses incurred in connection with the planned disposal of the Bayou business.

(2) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges.

Energy Services

(in thousands)

	Quarter Ended September 30, 2017			Quarter Ended September 30, 2016		
	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)
Revenues	$ 65,435	$ —	$ 65,435	$ 54,878	$ —	$ 54,878
Cost of revenues	56,245	—	56,245	47,500	—	47,500
Gross profit	9,190	—	9,190	7,378	—	7,378
Gross profit margin	14.0%		14.0%	13.4%		13.4%
Operating expenses	7,754	—	7,754	5,789	1,364	7,153
Restructuring and related charges	—	—	—	170	(170)	—
Operating income	1,436	—	1,436	1,419	(1,194)	225
Operating margin	2.2%		2.2%	2.6%		0.4%

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, early lease termination costs, severance and benefit related costs, and other restructuring charges; and (ii) reversal of a contingency reserve established as part of the opening balance sheet for the acquisition of Brinderson L.P.

Segment Reporting

Infrastructure Solutions

(in thousands)	Nine Months Ended September 30, 2017			Nine Months Ended September 30, 2016		
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (2)	As Adjusted (Non-GAAP)
Revenues	$ 451,340	$ —	$ 451,340	$ 434,523	$ —	$ 434,523
Cost of revenues	344,537	(141)	344,396	325,038	(3,558)	321,480
Gross profit	106,803	141	106,944	109,485	3,558	113,043
Gross profit margin	23.7 %		23.7%	25.2%		26.0%
Operating expenses	76,126	(1,192)	74,934	67,348	6	67,354
Goodwill impairment	45,390	(45,390)	—	—	—	—
Definite-lived intangible asset impairment	41,032	(41,032)	—	—	—	—
Acquisition and divestiture expenses	651	(651)	—	2,059	(2,059)	—
Restructuring and related charges	3,390	(3,390)	—	2,630	(2,630)	—
Operating income (loss)	(59,786)	91,796	32,010	37,448	8,241	45,689
Operating margin	(13.2)%		7.1%	8.6%		10.5%

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; (ii) impairment charges to goodwill and definite-lived intangible assets related to the Fyfe reporting unit; and (iii) acquisition expenses incurred primarily in connection with the Company's acquisition of Environmental Techniques.

(2) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; (ii) inventory step up expense recognized in connection with the Company's acquisition of Underground Solutions; and (iii) acquisition expenses incurred primarily in connection with the Company's acquisition of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions.

Corrosion Protection

(in thousands)	Nine Months Ended September 30, 2017			Nine Months Ended September 30, 2016		
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (2)	As Adjusted (Non-GAAP)
Revenues	$ 353,381	$ —	$ 353,381	$ 281,939	$ —	$ 281,939
Cost of revenues	266,718	(15)	266,703	229,263	(189)	229,074
Gross profit	86,663	15	86,678	52,676	189	52,865
Gross profit margin	24.5%		24.5%	18.7 %		18.8 %
Operating expenses	66,959	(100)	66,859	57,058	(438)	56,620
Acquisition and divestiture expenses	1,862	(1,862)	—	—	—	—
Restructuring and related charges	2,049	(2,049)	—	3,244	(3,244)	—
Operating income (loss)	15,793	4,026	19,819	(7,626)	3,871	(3,755)
Operating margin	4.5%		5.6%	(2.7)%		(1.3)%

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; and (ii) expenses incurred in connection with the planned disposal of the Bayou business.

(2) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges.

Energy Services

(in thousands)	Nine Months Ended September 30, 2017			Nine Months Ended September 30, 2016		
	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)
Revenues	$ 216,799	$ —	$ 216,799	$ 183,656	$ —	$ 183,656
Cost of revenues	189,643	—	189,643	163,895	—	163,895
Gross profit	27,156	—	27,156	19,761	—	19,761
Gross profit margin	12.5%		12.5%	10.8 %		10.8 %
Operating expenses	22,380	—	22,380	22,402	(2,575)	19,827
Restructuring and related charges	—	—	—	2,670	(2,670)	—
Operating income (loss)	4,776	—	4,776	(5,311)	5,245	(66)
Operating margin	2.2%		2.2%	(2.9)%		— %

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, early lease termination costs, severance and benefit related costs, and other restructuring charges; and (ii) reversal of a contingency reserve established as part of the opening balance sheet for the acquisition of Brinderson L.P.

AEGION CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)
(in thousands, except share amounts)

	September 30, 2017	December 31, 2016
Assets		
Current assets		
Cash and cash equivalents	$ 94,787	$ 129,500
Restricted cash	1,938	4,892
Receivables, net of allowances of $4,611 and $6,098, respectively	212,042	186,016
Retainage	33,119	33,643
Costs and estimated earnings in excess of billings	88,887	62,401
Inventories	68,721	63,953
Prepaid expenses and other current assets	37,016	51,832
Assets held for sale	78,223	—
Total current assets	614,733	532,237
Property, plant & equipment, less accumulated depreciation	110,790	156,747
Other assets		
Goodwill	259,791	298,619
Identified intangible assets, less accumulated amortization	141,084	194,911
Deferred income tax assets	2,393	1,848
Other assets	11,752	9,220
Total other assets	415,020	504,598
Total Assets	$ 1,140,543	$ 1,193,582
Liabilities and Equity		
Current liabilities		
Accounts payable	$ 82,390	$ 63,058
Accrued expenses	85,322	85,010
Billings in excess of costs and estimated earnings	46,678	62,698
Current maturities of long-term debt	26,556	19,835
Liabilities held for sale	19,990	—
Total current liabilities	260,936	230,601
Long-term debt, less current maturities	336,063	350,785
Deferred income tax liabilities	14,444	23,339
Other non-current liabilities	12,776	12,674
Total liabilities	624,219	617,399
Equity		
Preferred stock, undesignated, $.10 par – shares authorized 2,000,000; none outstanding	—	—
Common stock, $.01 par – shares authorized 125,000,000; shares issued and outstanding 32,673,818 and 33,956,304, respectively	327	340
Additional paid-in capital	144,088	166,598
Retained earnings	398,797	455,062
Accumulated other comprehensive loss	(37,158)	(53,500)
Total stockholders' equity	506,054	568,500
Non-controlling interests	10,270	7,683
Total equity	516,324	576,183
Total Liabilities and Equity	$ 1,140,543	$ 1,193,582

AEGION CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(in thousands)

	For the Nine Months Ended September 30, 2017	2016
Cash flows from operating activities:		
Net income (loss)	$ (53,851)	$ 11,031
Adjustments to reconcile to net cash provided by operating activities:		
Depreciation and amortization	34,410	34,406
Gain on sale of fixed assets	(6)	(1,960)
Equity-based compensation expense	9,206	7,689
Deferred income taxes	(4,511)	(613)
Non-cash restructuring charges	102	300
Goodwill impairment	45,390	—
Definite-lived intangible asset impairment	41,032	—
Loss on foreign currency transactions	1,659	1,351
Other	(1,129)	440
Changes in operating assets and liabilities (net of acquisitions):		
Restricted cash related to operating activities	1,117	1,704
Receivables net, retainage and costs and estimated earnings in excess of billings	(54,040)	26,402
Inventories	(4,645)	(510)
Prepaid expenses and other assets	6,562	(3,094)
Accounts payable and accrued expenses	23,726	(41,698)
Billings in excess of costs and estimated earnings	(9,869)	212
Other operating	(79)	1,038
Net cash provided by operating activities	35,074	36,698
Cash flows from investing activities:		
Capital expenditures	(22,515)	(31,485)
Proceeds from sale of fixed assets	423	3,083
Patent expenditures	(340)	(1,034)
Restricted cash related to investing activities	2,000	(1,086)
Purchase of Underground Solutions, Inc., net of cash acquired	—	(84,740)
Other acquisition activity, net of cash acquired	(9,045)	(11,567)
Sale of interest in Bayou Perma-Pipe Canada, Ltd., net of cash disposed	—	6,599
Net cash used in investing activities	(29,477)	(120,230)
Cash flows from financing activities:		
Proceeds from issuance of common stock upon stock option exercises, including tax effects	—	37
Repurchase of common stock	(31,730)	(36,597)
Investments from non-controlling interests	158	—
Distributions to non-controlling interests	(71)	(1,276)
Payment of contingent consideration	(500)	(500)
Proceeds from notes payable	150	—
Proceeds from line of credit, net	14,000	36,000
Principal payments on long-term debt	(15,085)	(13,125)
Net cash used in financing activities	(33,078)	(15,461)
Effect of exchange rate changes on cash	1,677	561
Net decrease in cash and cash equivalents for the period	(25,804)	(98,432)
Cash and cash equivalents, beginning of year	129,500	211,696
Cash and cash equivalents, end of period	103,696	113,264
Cash and cash equivalents associated with assets held for sale, end of period	(8,909)	—
Cash and cash equivalents, end of period	$ 94,787	$ 113,264